Exhibit 10.1

                        CONTRACT OF TIENS YIHAI CO., LTD.
                                    CHAPTER 1
                               General Provisions

In   accordance   with  the  "  Law  of  the  People's   Republic  of  China  on
Chinese-Foreign Equity Joint Venture", its implementing statute and relevant Chinese laws and regulations, Tianshi Pharmaceutical Co., Ltd. and Tianshi International Holding Group Ltd. , adhering to the principle of equity and mutual benefit through friendly consultation, agree to lease a piece of land to jointly invest and set up a joint venture enterprise named Tiens Yihai Co. Ltd. in Zhu Jia Jiao Industrial Park, Qingpu District, Shanghai, P. R. C. The contract hereunder is worked out.

                                    Chapter 2
                          PARTIES OF THE JOINT VENTURE

                                   Article 1
Parties of the contract are as follows: Tianshi Pharmaceutical Co., Ltd. (hereinafter referred to as " party A"), Legal address: No. 6, Yuanquan Road, Wuqing development area, Tianjin New Tech Industrial Park, China
Legal representative: Li Jinyuan
Position: Chairman of the Board of Directors
Nationality: P. R. C.
Tianshi International Holding Group Ltd. (hereinafter referred to as "party B") Legal address: British Virginia Island
Legal representative: Li Jinyuan
Position: board member
Nationality: P. R. C.

                                    CHAPTER 3
                   ESTABLISHMENT OF THE JOINT VENTURE COMPANY

                                    Article 2
In accordance with the "Law of the People's Republic of China on Chinese-Foreign Equity Joint Venture", its implementing statute and relevant Chinese laws and regulations, both parties of the joint venture agree to set up a joint venture enterprise named Tiens Yihai Co. Ltd. in Zhu Jia Jiao Industrial Park, Qingpu District, Shanghai, P. R. C. (hereinafter referred to as the "the Joint Venture Company").

                                    Article 3
The name of the Joint Venture Company is Tiens Yihai Co., Ltd.

                                    Article 4
The legal address of the joint venture is at No. 201 Zhufeng Rd., Zhujiajiao Town , Qingpu District, Shanghai, China.

                                    Article 5
The organization form of the Company is a limited liability company which is a Chinese legal person. Each party of the Company is liable to the company within the limit of the capital subscribed by it. The profits, risks and losses and debt liabilities of the Company shall be shared by the parties in proportion to their contributions to the registered capital.

                                    CHAPTER 4
             THE PURPOSE, SCOPE AND SCALE OF PRODUCTION AND BUSINESS

                                    Article 6
The purpose of the parties to the Joint venture is in conformity with the wish of enhancing the economic corporation and technical exchanges to improve the product quality and price by adopting advanced foreign technology and scientific management methods so as to raise economic results and ensure satisfactory economic benefits for each investor.

                                    Article 7
The productive and business scope of the Company is the R&D, production, and marketing of functional food, home care and personal care products as well as providing technology services, products training program etc. among which the total sales amounts for home and personal care products shall not more than 5%. The production value of the Company yearly amounts to RMB20 billion of which functional foods RMB19 billion, accounting for 95% of the total and home & personal care products RMB1 billion , accounting for 5% of the total investment. The Company balances its income and expenses of the foreign exchange.

                                    CHAPTER 5
                TOTAL AMOUNT OF INVESTMENT AND REGISTERED CAPITAL

                                    Article 8
The total amount of investment of the Company is US $400million. Investment contributed by the parties is US $200million which will be the registered capital of the company.

                                    Article 9
Both parties A and B will contribute the following as their investment: Party A:
Cash US $ 1,200,000.00  (RMB  10,000,000.00),  accounting for 0.6%.  Party B: US
$198,800,000.00,  accounting for 99.4%, with US $174,600,000.00  contributing in cash and the rest will be paid by the profit gained by B's domestic company in China. The difference between the total amount of investment and the registered capital will be settled by self-financing of the Company.

                                   Article 10
15% of the registered capital contributed by both parties shall be in place within three months after the issuance of the business license. The rest shall be in place within three years.

                                   Article 11
In case any party to the joint venture intends to assign all or part of his investment subscribed to a third party, consent shall be obtained from the other party to the joint venture, and approval from the examination and approval authority is required. When one party to the joint venture assigns all or part of his investment, the other party shall have pre-emptive right.

                                   Article 12
The joint venture's registered capital shall not decrease during term of its operation. Decreases that are truly warranted by the change of the total investment and the operation scope and other changes shall be approved by the examination and approval authority.

                                    CHAPTER 6
                RESPONSIBILITY OF EACH PARTY TO THE JOINT VENTURE

                                   Article 13
Party A and Party B shall be respectively responsible for the following matters; Responsibility of Party A:
1. Responsible for leasing office premises, purchasing communication facilities and office equipments so as to provide essential working conditions.
2. Handling of application for approval, registration, business license and other matters concerning the establishment of the Company and liaison with the relevant departments in charge of the said matters in China. The costs arisen from the application procedure shall be borne by the Company.
3. Inputting its exact share of registered capital timely.
4. Responsible for other matters entrusted by the Company.
Responsibility of Party B:
1. Responsible for introducing modern management mode and advanced technology.
2. Responsible for training the management personnel.
3. Inputting its exact share of registered capital timely.
4. Responsible for other matters entrusted by the Company.

                                    CHAPTER 7
                             THE BOARD OF DIRECTORS

                                   Article 14
The Company shall establish the Board of Directors which is the highest authority of the Company. The date of registration of the Company shall be the date of the establishment of the Board of Directors of the Company.

                                   Article 15
The Board of Directors is composed of three directors, of which two shall be appointed by Party A, one by Party B. The chairman of the Board shall be appointed by Party B. The term of office for the directors and Chairman is four years; their term of office may be renewed if continuously appointed by the relevant Party.

                                   Article 16

The board of directors shall decide all major issues concerning the Company. The following items can only be approved with the unanimous agreement of the members:

1. The revision of the joint venture's article of association;

2. The dismissal of the joint venture;

3. The mortgage of the joint venture with other economic organizations;

4. The increase or decrease of the joint venture's registered capital; assets;

                                   Article 17
As for other matters approval by majority or a simple majority shall be required.

                                   Article 18
The chairman of the board is the representative of the Company. Should the Chairman be unable to exercise his responsibility for some reasons, he shall authorize the Vice-Chairman or any other director to represent the Company temporarily.

                                   Article 19
The board of Directors shall convene at least one meeting every year. The meeting shall be called and presided by the chairman of the Board. The chairman may convene an interim meeting based on a proposal made by more than one third of the total number of Directors and the board meeting shall only be convened under the condition of two thirds of the total number of directors' presence (including directors from the two parties). The board meeting shall draft the minutes signed by the directors present at the meeting and shall be placed on file.


                                    CHAPTER 8
                           BUSINESS MANAGEMENT OFFICE

                                   Article 20
The Company shall establish a Management Office which shall be operated under the leadership of the general manager. The Management Office shall have a General Manager, appointed by the Board of Directors. The first general manager shall be assigned by Party B whose term of office is four years. When he/she's term ends and he/she is again designated, he/she can hold the position for another term.

                                   Article 21
The responsibility of the General Manager is to carry out the decisions of the Board Meeting and organize and conduct the daily management of the Company. Several department managers may be appointed by the Management Office who shall be responsible for work in various departments respectively; handling matters handed over by the General Manager and shall be responsible to him.

                                   Article 22
In case of graft or serious dereliction of duty on the part of the General Manger and other senior management the board of directors shall have the power to dismiss them at any time.

                                    CHAPTER 9
                              PURCHASE OF EQUIPMENT

                                   Article 23
In its purchase of means of transportation and articles for office use, etc. the Company priority to purchase in China where conditions are the same.

                                   CHAPTER 10
                                LABOUR MANAGEMENT

                                   Article 24
Labor contract covering the recruitment, employment, dismissal ,resignation, wages, labor insurance, labor dispute ,rewards and other matters concerning all staff and workers of the Company shall be drawn up between the Company and the labor union of the Company as a whole, or the individual employees in the Company as a whole, or individual employees in accordance with the " Regulations of the PRC on Labor Management in the Joint Venture Using Chinese and Foreign Investment and its implementing Rules" as well as the relevant rules and regulations of shanghai city. The labor contract shall be filed on the local labor management authority.

                                   Article 25
The appointment of senior administrative personnel recommended by both parties, their salaries, social insurance, welfare and the standards of traveling expenses etc. shall be decided by the Board of Directors. The salaries are only for the directors' term of office at the Board of the Company.

                                   CHAPTER 11
                  TAXES, FINANCE, AUDIT AND PROFIT DISTRIBUTION

                                   Article 26
The Company shall establish its accounting policies in accordance with the stipulation of Chinese laws, other relative regulations and meanwhile, combining the Company's present situation.

                                   Article 27
Staff members and workers of the Company shall pay individual income tax accordance to the "Individual Income Tax Law of the P.R.C."

                                   Article 28
Reserve funds, bonus and welfare funds for workers and staff members after payment out of its gross profit of the Joint Venture income tax shall be set aside pursuant to the provisions of the tax laws of the PRC. The Company shall draw at least 10% of the profit after tax as the reserve funds and when the total reserve funds mounts to 50% in aggregate the Company shall be free of this duty. The allocation for the bonus and welfare funds shall be determined by the Company.

                                   Article 29
The fiscal year of the Company shall be from January 1 to December 31. All vouchers, receipts, statistics statement and reports shall be written in Chinese.

                                   Article 30
The Chinese RMB shall be the money of account and the rate that RMB converts into other currencies shall comply with the exchange rate of the State Administration of Foreign Exchange on the day.

                                   Article 31
Financial checking and examination of the Company shall be conducted by an auditor registered in China and reports shall be submitted to the Board of Directors and the General Manager. Each party of the Company shall have the right to hire auditor to check and examine its account books.

                                   Article 32
In the first three months of each fiscal year, the General Manager shall prepare previous year's balance sheet, profit and loss statement as well as profit distribution proposal regarding the disposal of profits, and submit them to the Board of Directors for examination and approval.

                                   Article 33
The Company shall allocate its profits once a year which shall be squared before January 31 from the date of the issuance of the business license.

                                   Article 34
All issues concerning foreign exchange shall comply with "Regulations of the People's Republic of China on the Administration of The Foreign Exchange".

                                   Article 35
The Company shall open a foreign exchange and a RMB account with a bank in China which is permitted by the state agency for foreign exchange control to handle foreign exchange transactions. All foreign exchange earnings and expenditures shall be put into or taken from the foreign exchange account.

                                   Article 36
The Company shall balance the income and expenses of its foreign exchange and guarantee the surplus meanwhile. The foreign exchange profit is mainly for the following two purposes:
1. Pay the deserved foreign exchange profit.
2. Expenditures for business trip to the overseas, salaries for the foreign personnel and other necessary expenses.

                                   CHAPTER 12
             THE DISPOSAL OF ASSETS AFTER EXPIRATION OF THE DURATION

                                   Article 37
The duration of the Company shall be 50 years (hereafter the "duration") from the date the business license of the Company is issued. An application for the extension of the duration unanimously approved by the Board of Directors shall be submitted to the examination and approval authority six months prior to the expiry date of the Joint Venture.

                                   Article 38
Upon the unanimously agreement the Joint Venture contract may be terminated prior to the expiry when both parties consider that the termination satisfy the superior benefits of both.
The termination of the contract prior to the expiry shall be approved by the examination and approval authority upon the unanimous decision made by all present at the Board Meeting.

                                   Article 39
Upon the expiration of the duration, or termination before the date of expiration of the joint venture, liquidation shall be carried out according to the relevant law. The liquidation assets shall be distributed in accordance with the proportion of investment contributed by Party A and Party B.


                                   CHAPTER 13
                           force majeure and insurance

                                   Article 40
Should either Parties to the contract be prevented from executing the contract due to force majeure, such as earthquake, typhoon, flood, fire, and war and other unforeseen events and their happening and consequence are unpreventable and unavoidable, the prevented Party shall notify the other Party by cable without delay, and within fifteen days thereafter provide detailed information of the events and a valid document for evidence issued by relevant Public Notary organization for explaining the reason of its inability to execute or delay the execution of all or part of the contract. Both parties shall through consultation, decide whether to terminate the contract or to exempt part of the obligations for implementation of the contract or whether to delay the execution of the contract according to the effects of the events on the performance of the contract.

                                   Article 41
Either Party shall not ask for compensation for losses resulting from the force majeure.

                                   Article 42
The Company shall insure in the insurance company registered in China. Types, the value, duration of insurance shall be decided by the Board of Directors in accordance with the stipulation of the insurance company in China.


                                   CHAPTER 14
the amendment, alteration and discharge of the contract

                                   Article 43
The amendment of the contract shall come into force only after the written agreement signed by Party A and Party B and approved by the original examination and approval authority.

                                   Article 44
Incase of inability to fulfill the contract or continue operation due to heavy losses in successive years as a result of force majeure the duration of the joint venture and the contract shall be terminated before the time of expiration after unanimously agreed upon by the Board of Directors and approved by the original examination and approval authority.

                                   Article 45
Should the Company be unable to continue its operation or achieve the business purposes stipulated in the contract due to the fact that either of the contracting party fails to fulfill the obligations prescribed by the contract and articles of association, that party shall be deemed as having unilaterally terminated the contract. The other party shall have the right to terminate the contract in accordance with the provisions of the contract after approved by the original examination and approval authority as well as to claim damages. In case either party of the Company agrees to continue the operation the Party who fails to fulfill the obligations shall be liable for the economic losses causing to the Company.


                                   CHAPTER 15
                     LIABILITIES FOR BREACH OF THE CONTRACT

                                   Article 46
Should all or part of the contract be unable to be fulfilled owing to the fault of one Party, the breaching Party shall bear the responsibilities thus caused. Should it be the fault of both parties, they shall bear their responsibilities according to actual situation.

                                   Article 47
Should either Party A or Party B fail to pay on schedule the contribution in accordance with the provisions defined in Chapter five of this contract, the breaching party shall pay to the other party1% of the contribution as the penalties starting from the first month after exceeding the time limit. Should the breaching party fail to pay after three months, 3% of the contribution as the penalties shall be paid to the other party, who shall have the right to terminate the contract and to claim damages from the breaching party who shall have the right to terminate the contract and to claim damages from the breaching party in according with the stipulations in Article 45 of this contract.

                                   CHAPTER 16
                                 APPLICABLE LAW

                                   Article 48
The formation, validity, interpretation, execution and settlement of disputes of this contract, shall be governed by the related laws of the PRC.

                                   CHAPTER 17
                              SETTLEMENT OF DISPUTE

                                   Article 49
Any dispute arising from the execution of, or in connection with, this contract shall be settled through friendly consultations between both parties. In the case no settlement can be reached through consultations the dispute shall be submitted to Shanghai Arbitration Organization in accordance with the rules of the Foreign Economic and Trade Arbitration Commission of the China Council. The arbitrate verdict is final and binding upon both parties.

                                   Article 50
During the course of arbitration, the contract shall be executed continually by both parties except for matters in dispute.

                                   Article 51
The contract shall be written in Chinese.

                                   CHAPTER 18
              EFFECTIVENESS OF THE CONTRACT AND MISCELLANEOUS ITEMS

                                   Article 52
The contract shall come into force beginning from the date of approval of the Shanghai government after signing by authorized representatives of both parties. The revision of the contract shall conform to the same rule.

                                   Article 53
The appendices drawn up in accordance with the principles of this contract are integral parts of this contract and shall have the same legal validity with this contract after the approval.

                                   Article 54
Should notice in connection with any party's rights and obligations be sent by either party by telegram or telex, etc; the written letter notices shall be required afterwards. The legal address of Party A and Party B listed in this contract shall be the posting address.

                                   Article 55
The contract is signed in Shanghai on April 20, 2004



Tianshi Pharmaceutical Co., Ltd.        Tianshi International Holding Group Ltd.

By:                                     By:
   --------------------------------        -------------------------------------
   Jinyuan Li                              Jinyuan Li
   Legal Representative                    Legal Representative